SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.   20549


                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S13)


                 Residential Funding Mortgage Securities I, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-59998              75-2006294
        --------                     ---------              ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 250
 Minneapolis, Minnesota                               55437
 ----------------------                               -----
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               1. Series Supplement, dated as of June 1, 2001, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:     /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated:   June 28, 2001

                                    EXHIBITS